(LOGO)
                                   Prospectus

                               JANUARY 29, 2001
                           ARTISAN MID CAP VALUE FUND

                             INVESTMENT MANAGEMENT
                          PRACTICED WITH INTELLIGENCE
                          AND DISCIPLINE IS AN ART(R)

                           Artisan Mid Cap Value Fund
                               (Investor Shares)

                          Prospectus - January 29, 2001

An investment in the Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

         ARTISAN FUNDS, INC. - P.O. BOX 8412 - BOSTON, MA  02266-8412

Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Fund, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call
800.344.1770. An Artisan Funds representative will be happy to help you. You may also obtain more information about Artisan Funds on our website at WWW.ARTISANFUNDS.COM

The SECURITIES AND EXCHANGE COMMISSION has not approved or disapproved the Fund's shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

     Goal, Strategy & Philosophy...........................2
     Principal Risks You Should Consider...................4
     Performance Information...............................5
     Fees & Expenses.......................................5
     How Do I Know if this Fund is Right for Me?...........7
     Organization, Management & Management Fees............8
     Investing with the Fund...............................9
          Minimum Investments..............................9
     How to Buy Shares....................................10
          Automatic Investment Plan (AIP).................11
     How to Sell Shares...................................12
          Systematic Withdrawals..........................13
     What Type of Account Would You Like?.................14
     Shareholder & Account Procedures.....................16
          Statements and Reports..........................16
          Website (www.artisanfunds.com)..................16
          Share Price.....................................16
          Purchases.......................................17
          Minimum Balances................................18
          Authorized Agents...............................18
          Redemptions.....................................19
          Signature Guarantees............................20
          Account Registration............................21
          Telephone Transactions..........................21
          Telephone Exchange Plan.........................22
     Dividends, Capital Gains & Taxes.....................22
          Distribution Options............................23
          Taxes...........................................23

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ARTISAN MID CAP VALUE FUND

GOAL, STRATEGY & PHILOSOPHY

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GOAL
Artisan Mid Cap Value Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

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STRATEGY & PHILOSOPHY
Under normal circumstances, the Fund invests at least 65% of its total assets in the common stocks of medium-sized U.S. companies.

A medium-sized company is one whose total stock market value falls within the range of companies in the S&P 400 MidCap Index. As of December 31, 2000, this Index included companies with capitalizations between approximately $102 million and $13.2 billion. Over time, the capitalization range of companies in the Index will change. As it does, the size of the companies in which the Fund invests may change. The Fund tries to lower the risks of investing in medium-sized companies through broad diversification by industry and company, as well as continuous monitoring of each holding.

            - In looking for companies that may provide attractive values, Artisan Partners Limited Partnership (Artisan Partners) does its own fundamental research. Artisan Partners emphasizes economic cash flow as a measure of value rather than earnings per share because the value of a company is driven by cash flow generated over time. We determine economic cash flow by analyzing a company's cash flow adjusted by its cost of capital.

            - The Fund purchases a stock only at a price Artisan Partners considers below the value of the business as determined by Artisan Partners, and only if Artisan Partners thinks the company has good management and a competitive advantage that has not been recognized by the market. A competitive advantage is an important factor that gives a company the ability to obtain returns higher than its cost of capital.

                                       02
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                                       TWO

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            -  Artisan Partners believes that a company may have a
               greater opportunity to increase its economic cash flow if it can:

               - eliminate underperforming assets;

               - improve the efficiency of its assets;

               - improve margin pricing through cost cutting;

               - focus on selling higher margin products; or

               - redirect working capital.

            - The Fund prefers to invest in companies that present attractive opportunities that have not yet been widely recognized by investment analysts or the financial press. These misunderstood opportunities to create value are often found in companies undergoing a fundamental change, including new management, an acquisition or divestiture, or a spin-off from a larger company.

Artisan Partners may decide to sell a stock when Artisan Partners thinks the stock is too expensive compared to what the company is worth, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

The Fund may engage in active and frequent trading. A higher rate of portfolio turnover results in increased transaction expenses and the realization of capital gains or losses and may reduce performance.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                       03
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                                      THREE

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PRINCIPAL RISKS YOU SHOULD CONSIDER

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The Fund invests primarily in common stocks.  In the short-term, stock prices may fluctuate widely in response to company, market or economic views. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in the Fund.

The Fund does not pursue income and is not a balanced investment plan. In addition, there can be no assurance that it will achieve its investment goal. The portfolio management team's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective.

The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the portfolio management team's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. For example, technology, science and communications are rapidly changing fields, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

Below are the principal investment risks of the Fund.

- Stocks of medium-sized companies tend to be more volatile than those of large companies.

- Compared to large companies, medium-sized companies typically have analyst coverage by fewer Wall Street firms. For this reason, they are more likely to be trading at prices that reflect incomplete or inaccurate information.

- During some periods, stocks of mid-sized companies, as an asset class, have underperformed the stocks of small and large companies.

- Value stocks may fall out of favor with investors and may underperform other asset types during given periods.

                                       04
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                                      FOUR

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PERFORMANCE INFORMATION
Please note that performance information has not been presented for the Fund because the Fund has not yet commenced operations.

FEES & EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of the Fund.

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SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) imposed on purchases.......................None

Exchange Fee...........................................................None

Redemption Fee.........................................................None


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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                                    1.00%
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Distribution (12b-1) Fees                                           None
--------------------------------------------------------------------------------
Other Expenses                                                    2.50<F1>
                                                                  --------
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Total Annual Fund Operating Expenses                              3.50<F1>
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<F1> Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur. Artisan Partners has undertaken to reimburse the Fund to the extent that the Fund's total operating expenses exceed 2.00% of its average daily net assets. Artisan Partners or the Fund may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that Artisan Partners anticipates it will reimburse the Fund pursuant to that undertaking.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                       05
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                                      FIVE

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FEES & EXPENSES (CONTINUED)
EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year, and that operating expenses remain constant.<F1>

TIME PERIOD
--------------------------------------------------
1 year                                $353
--------------------------------------------------
3 years                             $1,074
--------------------------------------------------

<F1> Giving effect to Artisan Partners' undertaking to limit the Fund's expenses, the estimated cost of investing in the Fund would be:

TIME PERIOD
--------------------------------------------------
1 year                                $203
--------------------------------------------------
3 years                               $627
--------------------------------------------------

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

                                       06
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                                      SIX

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HOW DO I KNOW IF THIS FUND IS RIGHT FOR ME?

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Medium-sized companies can offer attractive investment characteristics.  They are typically small enough to have higher growth potential than the general U.S. economy, mature enough to have seasoned management and established, multiple product lines, and large enough to have liquid trading markets.

Investing in this fund may be suitable for you if:

- You want to invest for maximum long-term growth, rather than income.

- You are a patient investor, and able to maintain your investment over a relatively long period of time.

- You understand the specific risks of investing in the mid-cap, value-based market segment.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                       07
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                                     SEVEN

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ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

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ORGANIZATION.  The Fund is a series of Artisan Funds, Inc.

MANAGEMENT. The Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and, as of December 31, 2000, managed approximately $10.8 billion for Artisan Funds and institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. Its address is: Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202-3197.

MARINA T. CARLSON, Lead Portfolio Manager, is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. Ms. Carlson is also the Portfolio Co-Manager of the Artisan Small Cap Fund (since 1999). Prior to joining Artisan Partners in 1999, she was employed by Strong Capital Management, Inc., where she served as Portfolio Manager of Strong Mid Cap Disciplined Fund (from its inception in December 1998 through March 1999) and Portfolio Co-Manager of Strong Opportunity Fund and Strong Common Stock Fund (from 1993 through December 30, 1998).

Ms. Carlson holds a BBA in Finance from Drake University and an MBA in Finance from DePaul University. She is a Chartered Financial Analyst.

DEAN G. DUMONTHIER, Associate Portfolio Manager, joined Artisan in January 2001. He was employed by Strong Capital Management, Inc. as Portfolio Manager for the Strong Mid Cap Disciplined Fund (from March 1999 through January 2001) and as an Analyst (from March 1996 through March 1999). Mr DuMonthier also served as a consultant for Hewitt Associates in its Investment Services
Division (from March 1993 through March 1996) and in its Flexible Benefits Administration Group (from July 1988 through March 1993).

Mr. DuMonthier holds a BA, cum laude, in Economics from Lawrence University and a Masters of Management, with distinction, from the J.L. Kellogg Graduate School of Management at Northwestern University. He is a Chartered Financial Analyst.

                                       08
                                     -----
                                     EIGHT

MANAGEMENT FEES

The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets. The Fund also pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends. For services furnished by Artisan Partners, the Fund has agreed to pay an annual fee of 1.00% of the Fund's average daily assets.

INVESTING WITH THE FUND

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The Fund is 100% no-load, which means you pay no sales charges.  You also pay no
12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

MINIMUM INVESTMENTS

To open an account.............$1,000<F1>
To add to an account..............$50
Minimum balance required.........$500



------------------------
<F1> The Fund will waive the initial minimum of $1,000 if you invest through the
     Automatic Investment Plan, explained later on page 11.


                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                       09
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                                      NINE

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HOW TO BUY SHARES

You may invest money in the Fund at any time by purchasing shares. The price you pay for shares is the net asset value per share next calculated after your investment is received. You may use any of the following options to invest in the Fund:

--------------------------------------------------------------------------------
MAIL

TO OPEN AN ACCOUNT:

Compete and sign the new account application. Mail it to the address below, along with your check or money order for $1,000 or more. Make your check or money order payable to "Artisan Funds" or to "Artisan Mid Cap Value Fund." Third-party and starter checks will not be accepted.

TO ADD TO AN ACCOUNT:

Put your account number on a check or money order for $50 or more. Make your check or money order payable to "Artisan Funds" or to "Artisan Mid Cap Value Fund." Mail it, along with the form at the bottom of your account statement, to the address below. Third-party and starter checks will not be accepted.

DELIVERY:

FOR REGULAR MAIL DELIVERY:              FOR OVERNIGHT DELIVERY:
Artisan Funds                           Artisan Funds
c/o Boston Financial Data Services      c/o Boston Financial Data Services
P.O. Box 8412                           66 Brooks Drive
Boston, MA  02266-8412                  Braintree, MA  02184
                                        800.344.1770

All investment checks must be delivered to one of the above addresses. Artisan Funds, Artisan Partners and Artisan Distributors LLC are not authorized to accept shareholder investment checks at their corporate offices.

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TELEPHONE 800.344.1770

TO OPEN AN ACCOUNT:

You may open a new account by telephone only by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds. You may establish the telephone transaction option by electing it on your new account application. If you did not do so, please request and complete the shareholder options form available at WWW.ARTISANFUNDS.COM or by calling 800.344.1770.

                                      10
                                     -----
                                      TEN

TO ADD TO AN ACCOUNT:

The telephone transaction option enables you to add from $50 to $25,000 to your account by telephone. It also lets you exchange among Artisan Funds by telephone.

You may elect the telephone transaction option on your application or-at a later date-by completing the shareholder options form.

--------------------------------------------------------------------------------
WIRE

TO OPEN AN ACCOUNT:

Please call 800.344.1770 for instructions on opening an account by wire.

TO ADD TO AN ACCOUNT:

Please call 800.344.1770 for instructions on adding to an account by wire.

--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN (AIP)

This service is a convenient way to make regular systemic investments into the Fund. Once a month, you purchase shares by transferring money from your designated checking or savings account directly into the Fund. Simply decide how much you want to invest (the monthly minimum is $50) and the day (between the 3rd and the 28th) you want the transfer to take place.

The rest is automatic. There are no telephone calls to make, no monthly forms to complete, no trips to the post office. And you're not locked in. If you wish to discontinue the AIP, just notify us in writing.

TO OPEN AN ACCOUNT:

Complete and sign the account application including the Automatic Investment Plan section of your account application.

If you choose the Automatic Investment Plan when you open your account, the minimum initial investment will be waived.

TO ADD TO AN ACCOUNT:

To add this convenient feature to your Artisan Fund account, please call
800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                      11
                                    ------
                                    ELEVEN

HOW TO SELL SHARES

--------------------------------------------------------------------------------
You may take money out of your account at any time by selling some or all of your shares. You will receive the share price calculated after your order is received by the Fund or its authorized agent.

Some redemptions require SIGNATURE GUARANTEES.  See page 20.

The following procedures apply ONLY TO NON-IRA ACCOUNTS. To sell shares in an IRA, you must send us both a letter of instruction as described below and an IRA distribution form. You may request the form by calling 800.344.1770 or by visiting our website at WWW.ARTISANFUNDS.COM.

--------------------------------------------------------------------------------
MAIL

INDIVIDUAL, JOINT OWNERS, SOLE PROPRIETORSHIPS, UGMA AND UTMA

Mail a letter of instruction including: the Fund's name; your account number; each owner's name and address; the dollar amount or number of shares to be sold; and the signature of each owner as it appears on the account.

TRUST

All Trustees must sign the letter of instruction

ALL OTHERS

Call 800.344.1770 for instructions.

ADDRESSES:

FOR REGULAR MAIL DELIVERY:             FOR OVERNIGHT DELIVERY:
Artisan Funds                          Artisan Funds
c/o Boston Financial Data Services     c/o Boston Financial Data Services
P.O. Box 8412                          66 Brooks Drive
Boston, MA  02266-8412                 Braintree, MA  02184
                                       800.344.1770

                                      12
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                                    TWELVE

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TELEPHONE 800.344.1770

Available to all account types except IRAs

With the telephone redemption option, you can sell from $500 to $25,000 worth of shares per day by telephone. You automatically have this option unless you declined it on your account application. If you did decline and would like to add it, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.

--------------------------------------------------------------------------------
WIRE

Available to all account types except IRAs

We will transmit payment by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next business day after the Fund receives your redemption request. This option is available to you if you enclosed a voided check with your account application or have subsequently completed the shareholder options form to have this feature added to your account. The fee for this service is currently $5.00 per wire transaction.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

Available to all account types except IRAs

This service lets you withdraw a set amount from your account at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your account. You must withdraw at least $50 per transaction. If you'd like to add this option, please call us at 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                      13
                                   --------
                                   THIRTEEN

WHAT TYPE OF ACCOUNT WOULD YOU LIKE?

--------------------------------------------------------------------------------
RETIREMENT ACCOUNTS REQUIRE A SPECIAL APPLICATION.
Please call us at 800.344.1770 or visit WWW.ARTISANFUNDS.COM to request one.

--------------------------------------------------------------------------------
INDIVIDUAL OR JOINT OWNERSHIP
These are intended for your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.

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GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)
These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

--------------------------------------------------------------------------------
TRUST FOR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN
The trust or plan must be established before you can open an account. Please include the date of the trust or plan on the application.

--------------------------------------------------------------------------------
BUSINESS OR ORGANIZATION
This account is for a corporation, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution that indicates which officers are authorized to act on behalf of the entity.
--------------------------------------------------------------------------------

RETIREMENT

A retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible.

- INDIVIDUAL RETIREMENT ACCOUNT (IRA). You may invest up to $2,000 per tax year in an IRA if you are of legal age, under 70 1/2 and have "earned" (non-investment) income. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 in an IRA, so long as your combined earned income is at least $4,000 and you file a joint return.

                                       14
                                    --------
                                    FOURTEEN

- ROTH IRA. Compared to the traditional IRA, the Roth IRA has different eligibility requirements and tax treatment. If you're a single taxpayer with adjusted gross income up to $95,000, you may contribute up to $2,000 per year
  - or up to $4,000 per year if you're married with adjusted gross income up to $150,000 per year and you file a joint return. You also must have earned income equal to your contributions, as with a traditional IRA, but you can contribute to a Roth IRA even if you are over 70 1/2. Your contributions to a Roth IRA are not tax-deductible. But your withdrawals are not taxable if you've held your IRA for at least five years and are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA, and vice-versa.

- ROLLOVER IRA. This plan offers you special tax advantages for certain distributions from employer-sponsored retirement plans.

- SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA). If you have a small business or self-employment income, this plan lets you make annual tax-deductible contributions of up to 15% of the first $160,000 of compensation for you and any eligible employees.

- OTHER RETIREMENT PLANS. You may also use the Fund for Keogh, profit sharing and money purchase plans, 403(b) plans and 401(k) plans. The plan trustee must establish the appropriate account; the Fund does not offer prototype plans.

This is just a summary of the types of retirement accounts available. When we send your retirement account application, we will include an IRA Disclosure Statement. It contains more detailed information about the requirements for specific retirement accounts, including a summary of the custodian fees which you may incur for account set-up and maintenance.

FOR MORE INFORMATION ABOUT THE TAX ADVANTAGES AND CONSEQUENCES OF IRAS AND RETIREMENT PLAN ACCOUNTS, PLEASE CONSULT YOUR TAX ADVISOR.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                      15
                                    -------
                                    FIFTEEN

SHAREHOLDER & ACCOUNT PROCEDURES
--------------------------------------------------------------------------------
STATEMENTS AND REPORTS
As an Artisan Fund investor, you will receive:

- Confirmation statements - after every transaction in your account or change in your account registration.

- Quarterly account statements.

- Annual and semi-annual reports with financial statements.

- Year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee.

We reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies within thirty days after receiving your request.

WEBSITE (WWW.ARTISANFUNDS.COM)

Our website provides up-to-date information on the Artisan Funds. You can access secure information on your account(s), obtain a prospectus, application or other important forms, as well as periodic fund reports and updates.

SHARE PRICE

The Fund is open for business every day the New York Stock Exchange ("NYSE") is open. Shares will not be priced on days when the NYSE is closed. The Fund buys and sells its shares each day, at the net asset value per share.

The Fund's NET ASSET VALUE per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding.

                                      16
                                    -------
                                    SIXTEEN

The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. Central Time, but sometimes earlier.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, securities or other assets are valued by a method that the board of directors believes reflects a fair value.

The Fund may hold foreign securities to a limited extent. Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. To the extent the Fund holds foreign securities - traded primarily on foreign exchanges - the price of the Fund's shares may change on days when the Fund is not open for purchase or sale.

PURCHASES

- Your purchases must be in U.S. dollars, and your checks must be drawn on U.S. banks.

- The Fund does not accept cash, credit cards, or third-party or starter checks.

- If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees the Fund or its transfer agent incurs.

- The price you pay for shares is the net asset value per share next calculated after your investment is received. An order is considered received when the Fund or its authorized agent receives and accepts an application or appropriate instruction along with the intended investment if applicable.

- The Fund may reject any purchase order it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund, or an order from someone ineligible to invest.

- A holiday, weekend or other interruption can affect the normal processing of an investment. Thus, in the Automatic Investment Plan (AIP), your monthly investment may be transferred from your bank to your Fund account either earlier or later than the date you selected. The Fund will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees the Fund or its transfer agent incurs.

- The Fund may immediately terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution.

                         800.344.1770 - WWW.ARTISANFUNDS.COM

                                        17
                                    ---------
                                    SEVENTEEN

MINIMUM BALANCES

It is very expensive for the Fund to maintain small accounts, and that cost is borne by all the Fund's investors. For this reason, the Fund reserves the right to close your account if its value falls below $500. However, before closing a small account, the Fund would notify you and give you at least 30 days to bring your account's value up to the minimum. The Fund will waive the $500 minimum balance requirement if an account value has declined below $500 due solely to market activity.

If you discontinue an Automatic Investment Plan before your account reaches $1,000, that account may also be closed.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

AUTHORIZED AGENTS

The Fund may authorize certain financial services companies, broker-dealers or other authorized agents to accept share purchase and redemption orders on the Fund's behalf. If you buy shares through an authorized agent, you will pay the Fund's net asset value per share plus any transaction charge imposed by the agent.

Some authorized agents do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that it provides to the Fund on your behalf. This fee may be a percentage - currently up to 0.35% - of the annual average value of accounts for which the authorized agent provides services. The Fund's portion of this fee is intended to be not more than the Fund would pay if your shares were registered directly with its own transfer agent. Artisan Partners pays the balance of the fee.

                                       18
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                                    EIGHTEEN

REDEMPTIONS

- Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request.

- If you have recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment. This confirmation process can take up to fifteen days.

- If you make a telephone redemption, the Fund will send payment in one of three ways: (i) by mail; (ii) by Electronic Funds Transfer (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer, the cost of which (currently $5) will be deducted from the payment. Your bank also may impose a fee for the incoming wire or incoming EFT. Payment by EFT will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call.

- Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission (SEC).

- If you place a redemption order through an authorized agent, your redemption proceeds will reflect the net asset value per share next computed after the agent's receipt of your order, less any redemption fees imposed by the agent.

If the Fund sends you a check - for a redemption, systematic withdrawal payment or cash distribution - that is returned "undeliverable" or remains uncashed for six months, the Fund will cancel the check and reinvest the proceeds in the Fund at the net asset value per share on the date of cancellation. And, if applicable, the Fund will (a) cancel your systematic withdrawal payments, honoring withdrawals only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment.

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                       19
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                                    NINETEEN

SIGNATURE GUARANTEES

To protect you and the Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee:

- If you wish to redeem more than $25,000 worth of shares.

- If you change your name or add/remove an owner on your account.

- If you add/change the beneficiary on your account.

- If you ask that a check be mailed to an address other than the one on your account.

- If you ask that a check be made payable to someone other than the account owner.

- If you wish to add the telephone redemption option to your existing account.

- If you wish to transfer the ownership of your account.

- If you have changed the address on your account by phone within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

EACH OWNER'S SIGNATURE MUST BE GUARANTEED SEPARATELY. FOR EXAMPLE, A JOINT ACCOUNT WITH TWO OWNERS WOULD REQUIRE TWO SIGNATURE GUARANTEES.

                                      20
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                                    TWENTY

ACCOUNT REGISTRATION
If you wish to change the address on your account, call us at 800.344.1770. The Fund will send a written confirmation of the change to both your old and new addresses.

We prefer that a change of address request be submitted in writing with a signature guarantee. If you make your request by phone, we will not honor a telephone redemption for the following 60 days. During that period, we will require written redemption requests with signature guarantees.

TELEPHONE TRANSACTIONS
You may perform many transactions - including exchanges, purchases and redemptions - by telephone.

You may place telephone trades only during the hours that the NYSE is open for business (generally weekdays between 7:00 a.m. and 3:00 p.m. Central Time).

To prevent unauthorized transactions in your account, the Fund will take precautions designed to verify the identity of every caller. It may record a call, request more information and send written confirmation of telephone transactions. The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller.

You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                      21
                                  ----------
                                  TWENTY-ONE

TELEPHONE EXCHANGE PLAN
This plan permits you to transfer investments among the Artisan Funds. Each exchange between accounts must be at least $1,000. The price of shares exchanged is determined at the end of that day's trading session.

Please note:  An exchange is a sale and may have tax consequences for you.

TELEPHONE EXCHANGE PLAN RESTRICTIONS:

- If you wish to exchange between Funds, be sure both accounts are registered in the same name, with the same address and taxpayer identification number.

- You may open a Fund account by telephone exchange from another Artisan Fund account only if you previously chose the telephone transaction option for the Fund from which you want to make the exchange.

- If your account is subject to backup withholding, you may not use the telephone exchange plan.

- Excessive trading can hurt both performance and shareholders. Thus, if you make excessive use of the telephone exchange plan, the Fund may terminate your access to the plan or limit the number of transfers you can make in a calendar year.

- The Fund reserves the right to terminate or modify the telephone exchange plan at any time. If the Fund finds it necessary to do either, it will try to notify you in advance.

DIVIDENDS, CAPITAL GAINS & TAXES

--------------------------------------------------------------------------------
As a shareholder in the Fund, you are entitled to your share of its net income and any gains realized on its investments. The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

                                       22
                                   ----------
                                   TWENTY-TWO

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If you later want to change, you may either submit a written request or call us at 800.344.1770.

The Fund offers three options:

REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions, but send you a check for dividends.

CASH OPTION.  We will send you a check for all distributions.

In IRA accounts, all distributions are automatically reinvested. Otherwise, they could be subject to income tax and penalties. After you are 59 1/2, you may request payment of distributions in cash, although these too might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date.


TAXES

As you should with any investment, consider how the return on your investment in the Fund will be taxed. If your investment is a tax-deferred account - an IRA, for example - the following tax discussion does not apply.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                       23
                                  ------------
                                  TWENTY-THREE

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

Given its objectives and strategies, the Fund will chiefly produce long and short-term capital gains, as opposed to current income. Every January, the Fund will send you and the IRS a statement-called Form 1099 - showing the amount of every taxable distribution you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January that reports, among other things, your average cost basis of the shares you sold. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

To invest, you must be a U.S. resident with a Social Security or taxpayer identification number. When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                      24
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                                  TWENTY-FOUR

For more detail on the Fund, you may request the Statement of Additional Information (SAI), which is incorporated herein by reference.

To view or print the SAI and other information about the Fund, visit Artisan Funds' website at WWW.ARTISANFUNDS.COM. Or, to receive a free copy of the SAI, call 800.344.1770. Also call this number if you have a question or would like to receive other information about the Fund.

Text-only versions of the Fund's documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.


                              (LOGO) ARTISAN FUNDS

                      INVESTMENT MANAGEMENT PRACTICED WITH
                    INTELLIGENCE AND DISCIPLINE IS AN ART(R)

811-8932

(LOGO)
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

800.344.1770
WWW.ARTISANFUNDS.COM

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